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                                                                EXHIBIT 10.16
HARPO, INC.                                                      [HARPO LOGO]
110 North Carpenter Street
Chicago, Illinois 60607
312.633.1000 Fax 312.633.1111


Oprah Winfrey
Chairman of the Board

October 6, 1995

Mr. Steve Palley
King World Productions, Inc.
1700 Broadway
New York, NY 10019

Dear Steve:

As you know, today is the mutually agreed upon extended deadline for HARPO's decision to elect to continue to produce and host The Oprah Winfrey Show for the upcoming television season.

I am pleased to inform you that, after great personal deliberation, I have decided to continue to produce and host The Oprah Winfrey Show for Year 11 (the 1996/97 television season) and Year 12 (the 1997/98 television season).

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This option exercise for Years 11 and 12 involves certain issues pursuant to
Paragraphs 4 and 5(b) of the March 17, 1994 amendment which you should discuss with Jeff Jacobs at your earliest convenience.

The price of King World for the purpose of options to which we are entitled pursuant to this exercise shall be at the closing market price of King World as of October 6, 1995.

Very truly yours,

                                        ACCEPTED AND APPROVED
HARPO, INC.                             King World Productions, Inc.


By:  /s/  Oprah Winfrey                 By:  /s/  Stephen W. Palley
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   Oprah Winfrey                            Steve Palley, VP & COO


Date: 10/6/95                           Date:  10/6/95
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cc:  Jeffrey D. Jacobs